SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Earliest Event Reported
June 4, 2009
Environmental Tectonics Corporation
(Exact name of registrant as specified in its charter)
Pennsylvania
(State or other jurisdiction of incorporation of organization)

1-10655 (Commission File Number)	23-1714256 (IRS Employer Identification Number)

County Line Industrial Park
Southampton, Pennsylvania	18966
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (215) 355-9100

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-99.1
EX-99.2

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
     On June 4, 2009, Environmental Tectonics Corporation (the “Company”) announced that the Company’s common stock had begun trading on the Over-the-Counter Bulletin Board under the symbol “ETCC.” The Company also announced that Mergent Inc.’s Editorial Board had approved the Company for a listing in Mergent Manuals and News Reports. The Mergent Manuals and New Reports is a recognized securities manual in 38 states for purposes of Blue Sky law compliance.
     The Company also announced that it has scheduled its annual shareholders meeting for July 2, 2009.
     Copies of the Company’s press releases announcing the commencement of trading on the Over-the-Counter Bulletin Board and approval of the Company for listing in Mergent Manuals and News Reports are attached as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
  (d) Exhibits.
     The following exhibits are filed in accordance with Item 601 of Regulation S-K:
99.1	Press Release dated June 4, 2009.

99.2	Press Release dated June 4, 2009.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENVIRONMENTAL TECTONICS CORPORATION Registrant
Date: June 5, 2009	By	/s/ Duane D. Deaner
Duane D. Deaner
Chief Financial Officer

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EXHIBIT INDEX
99.1	Press Release dated June 4, 2009.
99.2	Press Release dated June 4, 2009.

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